FOURTH AMENDMENT TO
                        CREDIT AGREEMENT


          FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of May ____, 1997 (this "Fourth Amendment"), to the Credit Agreement dated as of September 29, 1995, as amended by the First Amendment dated as of October 27, 1995, the Second Amendment dated as of September 17, 1996 and the Third Amendment dated as of December 2, 1996 (the "Credit Agreement"), among Champion Enterprises, Inc. (the "Company"), Comerica Bank and The First National Bank of Chicago (the "Banks"), and Comerica Bank as agent for the Banks (in such capacity, the "Agent").


                     W I T N E S S E T H:

          WHEREAS, the Company, the Banks and the Agent are parties to the Credit Agreement; and

          WHEREAS, the Company wishes to amend the Credit Agreement to increase the amount of permitted redemptions of the Company's common stock; and

          WHEREAS, the Banks and the Agent have agreed to amend the Credit Agreement on the terms and subject to the conditions set forth below;

          NOW, THEREFORE, in consideration of the mutual agreements contained herein, it is hereby agreed as follows:


           ARTICLE I -- DEFINITIONS AND AMENDMENTS


          1.1 Defined Terms. Capitalized terms used herein which are defined in the Credit Agreement are used herein with such defined meanings.

          1.2 Amendment to Section 7.1. Section 7.1 of the Credit Agreement is amended by deleting the figure "$10,000,000" where it appears therein and replacing it with the figure "$80,000,000."


          ARTICLE II -- REPRESENTATIONS AND WARRANTIES;
                       CONDITIONS PRECEDENT


          2.1 Representations; No Default. On and as of the date hereof and after giving effect to this Fourth Amendment, the Company hereby (a) confirms, reaffirms and restates the representations and warranties set forth in Section 5 of the Credit Agreement, except to the extent that such representations and warranties relate solely to an earlier date in which case the Company confirms, reaffirms and restates such representations and warranties for such early date, provided that the references to the Credit Agreement therein shall be deemed to be to the Credit Agreement as amended by this Fourth Amendment, and (b) represents that no Event of Default has occurred and is continuing.

          2.2 Effective Date. This Fourth Amendment shall become effective on the first date upon which the Agent shall have received counterparts of this Fourth Amendment executed by the Company, the Banks and the Agent.


                   ARTICLE III - MISCELLANEOUS


          3.1 Limited Effect. Except as expressly amended hereby, all of the provisions, covenants, terms and conditions of the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

          3.2 Expenses. The Company shall reimburse the Agent for all of its reasonable costs and expenses (including legal expenses) incurred in connection with the preparation, execution and delivery of this Fourth Amendment.

          3.3 Guarantors. Each Guarantor, by its execution of this Fourth Amendment, hereby consents to all transactions contemplated hereby and reaffirms and ratifies all of its obligations to the Agent and the Banks under the Guaranty.

          3.4 Counterparts. This Fourth Amendment may be executed by one or more parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed and delivered by their proper and duly authorized officers or other agents as of the date first above written.

                                   COMPANY:

                                   CHAMPION ENTERPRISES, INC.


                                   By

                                   Its

                                   AGENT AND BANKS:

                                   COMERICA BANK, as Agent and as a
                                   Bank


                                   By

                                   Its

                                   THE FIRST NATIONAL BANK OF CHICAGO


                                   By

                                   Its


                                   GUARANTORS:

                                   CHAMPION MOTOR COACH, INC.


                                   By

                                   Its


                                   CHAMPION HOME BUILDERS CO.


                                   By

                                   Its

                                   MODULINE INTERNATIONAL, INC.


                                   By

                                   Its

                                   LAMPLIGHTER HOMES, INC.


                                   By

                                   Its


                                   DUTCH HOUSING, INC.


                                   By

                                   Its

                                   CHANDELEUR HOMES, INC.



                                   By

                                   Its

                                   CREST RIDGE HOMES, INC.


                                   By

                                   Its


                                   BUILDERS CREDIT CORPORATION


                                   By

                                   Its


                                   CHAMPION FINANCIAL CORPORATION


                                   By

                                   Its